Exhibit 99.1

HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM INMB Webinar Phase I/II Trial of INKmune ʳ in Metastatic Castration - Resistant Prostate Cancer

FORWARD LOOKING STATEMENTS This presentation contains “forward - looking statements . ” Forward - looking statements reflect our current view about future events . When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements . Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook . Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions . Because forward – looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict . Our actual results may differ materially from those contemplated by the forward - looking statements . They are neither statements of historical fact nor guarantees of assurance of future performance . We caution you therefore against relying on any of these forward - looking statements . Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations ; our ability to protect our intellectual property rights ; the impact of any infringement actions or other litigation brought against us ; competition from other providers and products ; our ability to develop and commercialize products and services ; changes in government regulation ; our ability to complete capital raising transactions ; and other factors relating to our industry, our operations and results of operations . There is no guarantee that any specific outcome will be achieved . Investment results are speculative and there is a risk of loss, potentially all loss of investments . Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . INB 03 w , XPro 1595 , and INKmune w are still in clinical trials or preparing to start clinical trials and have not been approved by the US Food and Drug Administration (FDA) or any regulatory body and there cannot be any assurance that they will be approved by the FDA or any regulatory body or that any specific results will be achieved . 2 2

INKmune Primed mlNK cell Therapy ( TpNK ) for mCRPC Participants • Matt Rettig MD - Professor of Medicine and Urology, Medical Director of the Prostate Cancer Program at the David Geffen School of Medicine at UCLA and member of the Jonsson Comprehensive Cancer at UCLA • Mark Lowdell, PhD – Chief Scientific Officer of INmune Bio, inventor of INKmune technology • RJ Tesi MD – CEO of INmune Bio Agenda 1. Introductions 2. Therapeutic options for men with mCRPC 3. Frustrating history of immunotherapy in mCRPC 4. INKmune MOA 5. Why target NK cells for prostate cancer 6. Why NK cell immunotherapy for mCRPC 7. Unique problems of a NK cell immunotherapy program in mCRPC 8. Unique trial design elements 9. Summary 10. Q&A

Prostate Cancer 2018 2019 2020 2021 2022 Incidence 164,690 174,650 191,930 248,530 268,490 Mortality 29,430 31,620 33,330 34,130 34,500 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 2018 2019 2020 2021 2022 Incidence: Prostate vs. Breast Cancer Breast Cancer Prostate Cancer Prostate Cancer Incidence and Mortality

INKmune™

INmuneBio INNATE IMMUNITY

Timeline of Drug Development in mCRPC


2004: Docetaxel
2010: Cabazitaxel
2012: Enzalutamide (post-chemo)
2013: Radium 223
2017: Pembrolizumab
2022: PSMA radioligand
2004
2010
2012
2014
2016
2018
2020
2022
2010: Sipuleucel-T
2011: Abiraterone (post-chemo)
2013: Abiraterone (pre-chemo)
2014: Enzalutamide (post-chemo)
2020: PARPi (olaparib, rucaparib)

Agent Sipuleucel - T Abiraterone Enzalutamide Docetaxel Cabazitaxel Radium - 223 PSMA RLT Olaparib Median OS benefit (months) 4.1 Post - doc: 4.6 Pre - doc: 4.4 Post - doc: 4.8 Pre - doc: 4.0 2.4 2.4 3.6 5.3 2.3 Monthly Median OS Benefit of Drugs Approved for mCRPC

WHY NK CELLS AND WHY INKmune? Why NK cells? ▪ NK cells are central to immune surveillance and innately kill cancer cells – people with low NK function have increased lifetime risk of all cancers – ▪ MEN WITH CaPros WITH LOW NK FUNCTION HAVE LOWER OS ▪ NKs help expand the immune response (interact with DCs & initiate T cells response) Why INKmune? ▪ INKmune activates patient’s own NK cells to attack their resistant cancer cells ▪ Tumour - mediated priming generates memory - like NK cells ( TpNK ) which have with enhanced cancer killing function ▪ TpNK upregulate mitochondrial survival proteins which may facilitate survival and anti - cancer function in TME ▪ TpNK upregulate nutrient receptors which may promote proliferation and survival of patient’s NK cells ▪ Induces persistent NK activation in patients beyond 100 days INKmune Logistical advantages: ▪ Off - the - shelf product suitable for local storage for immediate use ▪ No need for patient conditioning , pre - medication or cytokines ▪ Well tolerated and easy to administer as an out - patient

NK cell function in prostate cancer Wu et al 2020 Pasero et al 2015 Peripheral Blood NK cell number Prostate cancer TME NK cell phenotype Reality : Lots of NK cells in TME of prostate cancer Problem: NK cells in TME are resting NK cells (rNK unable to lyse NK - resistant cancer cells) Reality: men with activated NK cells in blood survive longer Solution: convert rNK in blood and TME to tumor killing activated NK cells (TpNK) Resting NK cells Activated NK cells NK - Tumor TROGOCYTOSIS Tumor - derived Inhibitory signals Activating signals NK - resistant tumour Activating signals Add INKmune Tumor - derived Inhibitory signals Activating signals Lysis of NK - resistant tumour INKmune converts patient’s rNK cells to tumor killing TpNK cells

Lymphoma Myeloma Myeloma Prostate INKmune Ρ primes NK to lyse NK - resistant DU145 cells TpNK function in the hostile environment of the TME Problem: patient’s rNK cells do not kill NK resistant CaPros Solution: INKmune primed rNK cells become memory - like TpNK cells that kill NK resistant CaPros Problem: hypoxic immunosuppressive TME inhibits function of cytokine activated NK cells Solution: TpNK kill tumor cells normally in hostile TME TpNK “fitter” than cytokine primed NK hours

TpNK “fitter” than cytokine primed NK Only INKmune induces changes which protect NK in TME rNK LAK - 15 CIML - NK INKMUNE - TpNK proteomics G A T B G A T C G F M 2 H A R S 1 H A R S 2 L A R S 2 M R P L 1 0 M R P L 1 6 M R P L 2 M R P L 2 3 M R P L 4 7 M R P L 5 1 M R P L 5 7 M R P S 1 1 M R P S 1 2 M R P S 1 5 M R P S 1 6 M R P S 1 7 M R P S 1 8 A M R P S 1 8 B M R P S 1 8 C M R P S 2 M R P S 2 1 M R P S 2 4 M R P S 3 4 M R P S 6 M R P S 7 N D U F A 7 N O A 1 P T C D 3 Q R S L 1 R A R S 2 -2 -1 0 1 2 3 Change in mitochondrial survival proteins following priming Mitochondrial survival proteins L o g c h a n g e f r o m r N K ( A v e r a g e L o g r a t i o ) TpNK CIML IL15 R e s t i n g N K c e l l s T p N K C i M L - N K 0.00 0.05 0.10 0.15 0.20 O C R ( p m o l e s / m i n ) Basal Mitochondria Respiration R e s t i n g N K c e l l s T p N K C i M L - N K 0.0 0.1 0.2 0.3 O C R ( p m o l e s / m i n ) Maximal Mitochondria Respiration

mCRPC Phase I/II protocol • FDA “must haves” for trial design: • Understand short and long - term safety of product in target population • Justify dose to be used in pivotal trial • INmune Bio “must haves” for trial design: • Safety in target population • Evidence of Proof - of - Biology – evidence of anti - tumor effect • A dose that is practical for commercialization ( eg : manufacturing cost) • Unique Problem: • measures of NK function in blood may not correlate with NK activity in TME • Solution: modified BOIN12 trial design ( www.trialdesign.org ) • Bayesian Optimal Interval Phase I/II trial for utility dose finding • Allows for continuous safety and dosing evaluation to optimize dosing decision

mCPRC mBOIN12 – a two step trial • Step 1: 3X3 dose escalation “run - in” to demonstrate: • short - term safety (28 days) • short - term immunologic efficacy • Step 2: simultaneous testing of multiple doses to: • Demonstrate long - term safety (6 month) • Demonstrate proof - of - biology (PO = anti - tumor effects) • POB “efficacy” measures - PSA, ctDNA and PSMA PET • Quantify long - term immunologic efficacy - persistence Desired Outcome: clear safety and POB to support dose selection and investment decision for blinded randomized trial

INKmune™

mBION12 mCRPC

INmuneBio INNATE IMMUNITY


Short term safety
Immunologic efficacy
long term safety
Immunologic efficacy
Anti tumor effects
Step 1
Step 2
low dose
middle dose
high dose
1 1 1
1 1 1
1 1 1
6 patients
6 patients
6 patient confirmatory group
In this example: SRC choses middle dose for pivotal trial
6 patients

- Inclusion criteria: mCRPC without contraindications or recent chemo or immunotherapy
- Exclusions: chronic viral infection, short life expectancy
- Definition of effective dose
  - Safe
  - Evidence of anti-tumor effects
  - Manufacturing efficiency

Definitions:

- Short and long-term safety – no drug related AEs
- Short-term immunologic efficacy – converts patient's NK cells to TpNK cells that kill tumor cells (ex vivo assay)
- Long-term immunologic efficacy – persistence of TpNK cells in patient's circulation
- Anti-tumor effects – evidence of control of tumor burden by PSA, PSMA and/or ctDNA

14 Thank you Contact: mlowdell@inmunebio.com